UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 14, 2006 (December 8, 2006)
PAR PHARMACEUTICAL COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	File Number 1-10827 (Commission File Number)	22-3122182 (I.R.S. Employer Identification No.)

300 Tice Boulevard, Woodcliff Lake, New Jersey (Address of principal executive offices)	07677 (Zip Code)
Registrant’s telephone number, including area code: (201) 802-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On December 14, 2006, Par Pharmaceutical Companies, Inc. (the “Company”) issued the press release that is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information contained in this Item 2.02 and in the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission (the “SEC”) under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), whether made before or after the date hereof and irrespective of any general incorporation language in any filings.
Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review
(a) On December 8, 2006, the Audit Committee of the Board of Directors of the Company (the “Audit Committee”) concluded that, due to accounting errors, the the Consolidated Financial Statements included in the Company’s Annual Reports on Form 10-K for the year ended December 31, 2003 and prior periods, and in the Company’s Quarterly Reports on Form 10-Q for fiscal quarters in 2003 and prior periods should no longer be relied upon.
As previously disclosed, on July 5, 2006, the Company announced that it would restate its consolidated financial statements for fiscal years 2004 and 2005 and first quarter 2006, and delay filing its Quarterly Report on Form 10-Q for the quarter ended July 2, 2006. At that time, the Audit Committee had determined, based on its preliminary understanding and inquiries, that the restatement was required due to an understatement of accounts receivable reserves resulting primarily from delays in recognizing customer credits and uncollectible customer deductions and from a write-off of inventory. As part of the review of its accounts receivable reserves, the Company has also determined that its reserves for future product returns, chargebacks and rebates contained errors resulting in the understatement of its accounts receivable reserves in prior periods, including periods prior to fiscal year 2004. The company now expects that the restatement adjustments to its accounts receivable reserves will have the cumulative effect of reducing product revenues by approximately $84 million through April 1, 2006. In addition, inventory write-downs resulted from the company’s determination that sales demand for certain products was less than the available inventory on hand and from inventory valuation errors related to recorded inventory amounts that were more than the actual quantities held. Also, the company had not historically adjusted inventory and cost of sales for manufacturing variances. The write-down for these inventory valuation issues is expected to have the cumulative effect of increasing cost of goods sold by approximately $9 million through April 1, 2006.
The company also determined that there were certain accounting errors in addition to those discussed above relating to the accounting for a lease acquired in a business combination, accounting for the company’s investment in a joint venture, and other items. The cumulative effect of these restatement adjustments is expected to increase the company’s before tax profits by approximately $2 million through April 1, 2006.
In addition, in the second quarter of 2006, the company will write-off approximately $15 million of uncollectible customer deductions. This is a current period adjustment to reflect the company’s determination that it will be unable to recover these amounts from its customers. Par will also write-down additional inventory of approximately $4 million resulting from the company’s determination that sales demand for certain products was less than the available inventory on hand.
The company will restate its consolidated financial statements as of December 31, 2005 and 2004 and for each of the three years in the period ended December 31, 2005 to reflect the impact of the matters described above. Par’s amended Form 10-K for the year ended December 31, 2005 will also include the restatement of selected financial data as of and for each of the five years in the period ended December

31, 2005. It will include restated interim results of operations for each of the two years in the period ended December 31, 2005. Par will also restate the first quarter of 2006.
As previously disclosed, the Audit Committee of the Board of Directors of Par engaged the law firm of Nixon Peabody LLP to conduct an independent investigation into the circumstances leading to the understatement of its accounts receivable reserves resulting from delays in recognizing customer credits and uncollectible customer deductions. In its report to the Audit Committee of the company’s Board of Directors, Nixon Peabody advised that, based on its investigation, it found no evidence indicating that the understatement of accounts receivable reserves resulting from delays in processing customer credits and uncollectible customer deductions was anything other than inadvertent.
Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. To the extent that any statements made in this Current Report on Form 8-K contain information that is not historical, such statements are essentially forward-looking and are subject to certain risks and uncertainties, including the extent and impact of the accounting and restatement issues discussed in the Company’s Current Reports on Form 8-K filed with the SEC on July 6, 2006, July 24, 2006, August 28, 2006, September 6, 2006, October 2, 2006, October 6, 2006, and October 24, 2006, as well the risks and uncertainties discussed from time to time in other of the Company’s filings with the SEC, including its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The Company can make no assurance as to (a) the exact time periods for or amounts by which the Company will need to restate its financial information, (b) when the Company will be able to complete the restatement and file restated financial statements with the SEC or (c) the potential effects of the restatement, including the effects of any (i) delays in filing such restated financial statements, (ii) investigations, informal or otherwise, conducted by the SEC or other entities or (iii) lawsuits filed against the Company in connection therewith. Any forward-looking statements included in this Current Report on Form 8-K are made as of the date hereof only, based on information available to the Company as of the date hereof, and, subject to any applicable law to the contrary, the Company assumes no obligation to update any forward-looking statements.
Item 7.01. Regulation FD Disclosure
The information set forth in “Item 2.02. Results of Operations and Financial Condition,” including the exhibit referred to therein, is incorporated herein by reference. The information contained in this Item 7.01 and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, and shall not be deemed incorporated by reference in any filing with the SEC under the Exchange Act or the Securities Act, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.
Item 9.01. Financial Statements and Exhibits
This information shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act and shall not be deemed incorporated by reference in any filing with the SEC under the Exchange Act or the Securities Act, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.
     (c) The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release, dated December 14, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated as of: December 14, 2006

PAR PHARMACEUTICAL COMPANIES, INC. (Registrant)
/s/ Thomas Haughey
Name:	Thomas Haughey
Title:	Executive Vice President and General Counsel

EXHIBIT INDEX
The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release, dated December 14, 2006.